Exhibit 99.4

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS THEREFROM. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND IT MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER APPLICABLE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

PALM HARBOR HOMES, INC.

SENIOR SUBORDINATED SECURED PROMISSORY NOTE

$3,000,000.00	Dallas, Texas	April 24, 2009

FOR VALUE RECEIVED, PALM HARBOR HOMES, INC., a Florida corporation (“Maker”), promises to pay to the order of CAPITAL SOUTHWEST VENTURE CORPORATION (together with any subsequent holder of this Note, “Payee”), at 12900 Preston Road, Suite 700, Dallas, Texas 75230 or such other place as Payee may from time to time designate in writing to Maker, the original principal sum of THREE MILLION and No/100 Dollars ($3,000,000.00) (or the unpaid principal balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance outstanding from time to time as described in the following sentence. Interest on the amount of each advance against this Note shall be computed on the amount of that advance from the date it is made at a fluctuating rate of the lesser of (a) the Maximum Lawful Rate (as defined herein) or (b) the 3 Month LIBOR Rate plus two percent (2%). The 3 Month LIBOR Rate shall mean LIBOR for 3 months quoted in the most recently published issue of The Wall Street Journal in the “Money Rates” column, such rate to be adjusted monthly on the fifteenth (15th) day of each month (or, if not a business day, on the next succeeding business day). Interest on any past due payment of principal or interest shall, to the extent permitted by law, bear interest from the due date until paid at a rate equal to the lesser of the 3 Month LIBOR Rate plus five percent (5%) per annum or the Maximum Lawful Rate (as hereinafter defined). Interest shall be computed based upon a per annum basis of a year of 360 days and assuming each month equals 30 days, unless such calculation would result in a rate greater than the Maximum Lawful Rate, in which case interest shall be computed based upon the actual number of days elapsed over a 365, or if applicable, 366 day year. Payments shall be denominated in United States currency and shall be made by check or, at Payee’s option, by wire transfer of readily available funds in accordance with Payee’s written instructions.

1. Advances. Subject to the terms and conditions hereof, Payee agrees to make loans to Maker from time to time before the Maturity Date in an aggregate principal amount up to but not exceeding the principal amount of $3,000,000.00. The loans shall be evidenced by this Note. Payee’s obligation to make any loan hereunder is subject to the following conditions precedent: (a) Payee shall have received a written request for an advance not later than two (2) business days before the date of the proposed loan, (b) requests for a pro rata share of the advance must simultaneously be made on the holders of the Posey Notes and (c) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default under this Note. The obligation (if any) of Payee to make any further loans against this Note shall cease and terminate upon the occurrence of an Event of Default under this Note. Maker acknowledges that this Note ranks pari passu with that certain senior subordinated secured promissory note of even date herewith in the principal amount of $750,000.00 executed by Maker payable to the order of The Estate of Leroy Posey, Deceased and with that certain senior subordinated secured promissory note of even date herewith in the original principal amount of $750,000.00 executed by Maker payable to the order of Sally Posey (collectively, the “Posey Notes”) and Payee and the holders of the Posey Notes shall share and be equal in priority and rights of payment with each other with respect to this Note and the Posey Notes. This Note does not evidence a revolving line of credit and amounts paid or prepaid under this Note may not be reborrowed.

2. Payments of Principal and Interest. On June 29, 2009 (the “Maturity Date”) the entire unpaid principal balance of, and all accrued unpaid interest on, this Note shall be finally due and payable.

3. Prepayment. The unpaid principal balance of this Note and accrued unpaid interest thereon may be prepaid from time to time in whole or in part without premium or penalty, and interest shall immediately cease to accrue on any amount of principal so prepaid. Any prepayments shall be applied on a pro rata basis, to this Note and the Posey Notes, and shall be applied first to accrued and unpaid interest and the balance, if any, to the unpaid principal balance thereof and hereof.

4. Default. Upon the occurrence of any one or more of the following “Events of Default”, the obligation of Payee to make further advances against this Note, if any, shall cease and terminate and, upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note, together with all accrued unpaid interest and other sums due hereon, shall, at the option of Payee exercised by written notice to Maker, become immediately due and payable:

(a) Maker shall fail to make any payment of principal or interest on this Note when the same becomes due in accordance with the terms hereof or thereof, whether at maturity, through acceleration or otherwise and such failure is not cured within five (5) business days after notice from Payee;

(b) Maker breaches any of its representations, warranties, covenants or agreements hereunder and such breach is not cured within fifteen (15) business days after notice from Payee of such breach;

(c) an Event of Default occurs under that certain Pledge and Security Agreement (the “Pledge Agreement”) of even date herewith from Maker in favor of Payee as collateral agent for itself and the holders of the Posey Notes;

(d) Maker, Pledgor or any direct or indirect subsidiary of Maker shall (i) make an assignment for the benefit of creditors; (ii) admit in writing its inability to pay its debts as they come due; (iii) have any warrant of attachment, execution or similar process issued against any material portion of its property that has not been dismissed or bonded within 60 days after levy;

(iv) become insolvent; (v) voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law (hereinafter defined); or (vi) become a party to, or be made the subject of, any proceeding provided by any Debtor Relief Law, other than as a creditor or claimant. As used herein, “Debtor Relief Law” means the United States Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally; or

(e) an event of default shall occur under either of the Posey Notes.

Upon the occurrence of an Event of Default, Payee may proceed to protect and enforce its rights either by suit in equity or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power or right granted hereby, or to enforce any other legal or equitable right of Payee with respect to the indebtedness evidenced hereby, including, without limitation, foreclosure of all liens securing the payment of this Note.

5. Negative Covenants. Until this Note has been paid in full, Maker shall not, without the prior written consent of the Payee:

(a) Alter in any material manner the type of business conducted by Maker on the date this Note is originally issued;

(b) Sell, lease or otherwise transfer all or any material portion of its assets or business, except in the ordinary course of its business; or

(c) Become a party to any merger, consolidation or other reorganization in which Maker is not the surviving party; or

(d) Prepay any borrowed money indebtedness (including, without limitation, loans, notes or bonds) until this Note has been paid in full.

6. Transfers. This Note may be transferred in whole or in part only by surrender at the principal office of Maker accompanied by an instrument of transfer duly executed by Payee or its duly authorized attorney in fact. Maker shall promptly thereafter deliver in replacement of the surrendered Note a replacement Note or Notes payable to the party designated in writing by Payee.

7. Limitation of Interest. All agreements and transactions among the Maker and Payee relating to this Note, whether now existing or hereafter arising, whether contained herein or in any other instrument or agreement, and whether written or oral, are hereby expressly limited and superseded so that in no event whatsoever, whether by reason of acceleration of the maturity hereof, late payment, prepayment, demand for prepayment or otherwise, shall the amount of interest contracted for, charged or received by Payee from Maker for the use, forbearance or detention of the principal amount or interest hereof, that remains unpaid from time to time, exceed the Maximum Lawful Rate (hereinafter defined); it particularly, being the intention of Maker and Payee to conform strictly to the applicable usury laws of the State of Texas (or applicable United States law to the extent that it permits Payee to contract for, charge or receive a greater amount of interest than under Texas law). Any interest payable hereunder or under any other instrument or agreement relating in any manner to the indebtedness evidenced hereby that is in excess of the Maximum Lawful Rate, shall, in the event of acceleration of maturity, late payment, prepayment, demand or otherwise, be applied to reduce the unrepaid principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of unrepaid principal, such excess shall be refunded to Maker. To the extent permitted by applicable law, determination of the Maximum Lawful Rate shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Note, all interest at any time contracted for, charged or received from Maker in connection herewith so that the actual rate of interest on account of the indebtedness evidenced hereby is uniform throughout the term hereof.

The term “Maximum Lawful Rate,” as used herein, means, on any day, the maximum non-usurious rate of interest permitted for that day by whichever of applicable federal or Texas laws permits the higher interest rate, stated as a rate per annum. On each day, if any, that the Texas Finance Code establishes the Maximum Lawful Rate, the Maximum Lawful Rate shall be the “weekly ceiling” (as defined in § 303 of the Texas Finance Code) for that day. Payee may from time to time, as to current and future balances, implement any other ceiling under the Texas Finance Code by notice to Maker if and to the extent permitted by the Texas Finance Code. Without notice to Maker or any other person or entity, the Maximum Lawful Rate shall automatically fluctuate upward and downward as and in the amount by which such maximum non-usurious rate of interest permitted by applicable law fluctuates.

8. Notices. All notices, requests, demands and other communications hereunder, and, except as may otherwise be specifically provided by the terms thereof, respecting this Note shall be in writing and shall be deemed to have been duly given when actually received, or one day after sent by overnight delivery or telecopy providing confirmation of receipt or delivery, or three days after mailed, first class postage prepaid, return receipt requested, to Payee at the address set forth above and to Maker at its registered or principal office, or to such other address as may be designated hereafter in the manner provided herein.

9. Attorneys’ Fees and Costs. If this Note is placed in the hands of an attorney for collection, or if this Note is collected in whole or in part through legal proceedings of any nature, Maker shall pay all costs of collection, including, without limitation, reasonable attorneys’ fees and court costs incurred by Payee on account thereof, whether or not suit is filed.

10. Bank Holidays. If any payment hereunder becomes due on a day on which banking institutions in Dallas, Texas are required or authorized by law or executive order to be closed, Maker shall be entitled to delay such payment until the next succeeding business day.

11. Cumulative Rights. No delay on the part of Payee in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto or thereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder. Enforcement by Payee of any remedy hereunder shall not preclude the exercise of any other remedy available to Payee at law or in equity.

12. Waiver of Certain Rights. Except as otherwise specifically provided herein, Maker hereby (i) waives demand, presentment, protest, notice of non-payment, notice of intention to accelerate, notice of acceleration, notice of protest and any lack of diligence or delay in collection or the filing of suit hereon, and agrees that its liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment hereof, and (ii) hereby consents to any and all renewals, extensions, indulgences, releases or changes hereof.

13. Binding Effect. The rights and obligations evidenced by this Note shall be binding upon and inure to the benefit of only Maker and Payee and their respective legal representatives, devisees, heirs, successors and permitted assigns. Maker may not assign any of its obligations hereunder except with the prior written consent of Payee, which consent may be withheld in its sole discretion.

14. Amendment. The terms and conditions of this Note may be amended, modified, supplemented or waived only pursuant to a written instrument executed by Payee and Maker and the holders of the Posey Notes.

15. Severability. If any provision hereof is held to be invalid, illegal or unenforceable in any respect, such provision shall be fully severable and this Note shall be construed and enforced as if such invalid, illegal or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the invalid, illegal or unenforceable provision or its severance herefrom. In lieu of the invalid, illegal or unenforceable provision, there shall be added automatically as part of this Note a provision as similar in its terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

16. Governing Law. This Note shall be governed by and construed in accordance with the internal substantive laws of the State of Texas without giving effect to the principals of conflicts of law.

17. Secured Note. This Note and the Posey Notes are secured pursuant to the Pledge Agreement.

18. Subordination. (a) Maker and, by its acceptance hereof, the Payee of this Note, agree that the indebtedness evidenced by this Note, including the principal of and interest thereon, shall be subordinate to and subject in right of payment, to the extent hereinafter set forth, to the prior payment in full of all principal, interest and any other sums due or to become due on all existing or future Senior Indebtedness of Maker; provided, however, notwithstanding anything herein to the contrary, this Note shall have priority over Senior Indebtedness to the extent the indebtedness under this Note is secured by the Collateral (as defined in the Pledge Agreement). The term “Senior Indebtedness” shall mean (i) secured and unsecured indebtedness of Maker, or with respect to which Maker is a guarantor, for money borrowed by Maker, within the limits established by Maker and otherwise agreed to in writing by Payee, from banks, insurance companies or other lending institutions or agencies regularly engaged in the business of commercial lending, (including without limitation Maker’s floor plan financing but not including Maker’s 3.25% Convertible Senior Notes Due 2024 which shall be subordinate to this Note) and (ii) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness, unless the terms of the instrument creating or evidencing any indebtedness described in (i) or (ii) expressly provide that it is not superior in right of payment to this Note. Payee agrees to execute any and all such documents and instruments that the holder of any Senior Indebtedness may reasonably request in order to give effect to the subordinated obligations evidenced by this Note.

(b) In the event of any insolvency, bankruptcy, receivership, liquidation or any other marshalling of the assets and liabilities of Maker, the holder of Senior Indebtedness shall be entitled to receive payment in full, or provision shall be made for such payment, of all principal, interest and other sums due on account of the Senior Indebtedness before the Payee shall be entitled to receive payment of principal, interest or any other sums due on account of this Note.

THIS NOTE, THE POSEY NOTES, THE PLEDGE AGREEMENT AND THE WARRANT DATED CONCURRENTLY HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

MAKER:

PALM HARBOR HOMES, INC., a Florida corporation

By:
Name:
Title: